VANGUARD
PREFERRED STOCK
FUND

Semiannual Report -- April 30, 1998

[PHOTO]



[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE
-------------------------------------------------------------------------------

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

JOHN C.  BOGLE         JOHN J. BRENNAN
Senior Chairman        Chairman & CEO
[PHOTO]                [PHOTO]





CONTENTS
A MESSAGE TO OUR SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . . .       1
THE MARKETS IN PERSPECTIVE  . . . . . . . . . . . . . . . . . . . . . . . . .       4
REPORT FROM THE ADVISER . . . . . . . . . . . . . . . . . . . . . . . . . . .       6
PORTFOLIO PROFILE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8
PERFORMANCE SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      10
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

================================================================================
FELLOW SHAREHOLDER,

An economic environment that featured a salutary combination of declining interest rates and powerful growth helped propel Vanguard Preferred Stock Fund to a solid return of +5.0% during the first half of its 1998 fiscal year.


     The adjacent table compares the Fund's six-month total return (capital change plus reinvested dividends) with those of the unmanaged Merrill Lynch DRD-Eligible Preferred Stock Index and the average fixed-income mutual fund. As shown here, our return topped those of both of our comparative benchmarks during the six months ended April 30.

--------------------------------------------------------
                                          TOTAL RETURNS
                                        SIX MONTHS ENDED
                                         APRIL 30, 1998
--------------------------------------------------------
Vanguard Preferred Stock Fund                +5.0%
--------------------------------------------------------
Average Fixed-Income Fund                    +3.5%
--------------------------------------------------------
Merrill Lynch DRD-Eligible Preferred
   Stock Index                               +3.6%
--------------------------------------------------------

Our Fund's return is based on an increase in net asset value from $10.17 per share on October 31, 1997, to $10.34 per share on April 30, 1998, with the latter figure adjusted for the reinvestment of dividends totaling $0.33 per share paid from net investment income. As expected, 100% of our income dividends qualified for the 70% intercorporate dividends-received deduction
(DRD). The Fund's annualized yield as of April 30, 1998, was 5.2%.

It's important for individual investors to realize that they are not eligible to use the special corporate tax deduction for preferred stocks and, therefore, are not fully compensated for the Fund's risks.

THE PERIOD IN REVIEW

The U.S. economy's performance during the six months ended April 30 was, quite simply, astounding. After growing nearly 4% in 1997, the economy expanded at a 4.8% annual pace in the January-March period, even though a stronger U.S. dollar and economic turmoil in Asia began to crimp U.S. exports and to boost sales of imported goods. The nation's unemployment rate fell to 4.3% in April, its lowest level in more than 28 years. Yet a strong job market and robust economic growth did not push up prices; key inflation measures actually showed a slowing in price increases.

     Financial markets flourished in this ideal environment. Interest rates declined by roughly 20 basis points (0.20%) on balance during the six months, engendering modest price increases in bonds. The yield on the benchmark 30-year Treasury bond stood at 5.95% at the period's end, down from 6.15% six months earlier. The Lehman Brothers Aggregate Bond Index, a good measure of the overall taxable bond market, returned +3.6%. Rates on shorter-term securities also dipped. The yield on 3-month U.S. Treasury bills was 4.97% on April 30, nearly one-quarter percentage point below the 5.20% level at which it began the half-year.

     In the stock market, investor confidence--some would say overconfidence--was evident, as prices surged despite lackluster growth in corporate profits and uncertainty about how Asia's financial and economic woes would affect the U.S. economy. The S&P 500 Index rose in every month of the period, and its six-month total return of +22.5% was equal to approximately two years' worth of returns at the stock market's long-term annual average of about +11%.

     Of course, interest rates drive the fixed-income market. Preferred stocks, which boast long-term maturities, are especially sensitive to rate changes-even more so than long-term bonds. The positive interest-rate environment during the six months, along with a decreased supply of preferred stocks that are eligible for the 70% corporate tax deduction, created an excellent setting for preferred stocks. The adviser's report on page 6 provides further details on the preferred stock market.

     Vanguard Preferred Stock Fund's return of +5.0% for the half-year was comfortably ahead of both the +3.5% return of the average fixed-income fund and the +3.6% return of the Merrill Lynch DRD-Eligible Preferred Stock Index. Our margin over the unmanaged Index is notable because our Fund incurs operating expenses and transaction costs that the Index does not.

     We owe our advantage over the average fixed-income fund to several factors, not the least of which is our low expenses. Our expense ratio (expenses as a percentage of average net assets) of 0.36% is but one-third of the 1.04% charged by our average peer, an advantage that gives us a valuable head start versus our competitors. Our second advantage arose from an important distinction between our Fund and other fixed-income mutual funds-our strict focus on preferred stocks. Most funds in our peer group invest in a wide range of bonds, which generally have higher credit quality and shorter average maturities than preferred stocks. These quality and maturity differences work to our relative advantage when the economy is strong and interest rates are steady or falling, as was the case during the past six months.

     Compared with the typical corporate bond, preferred stocks possess lower credit quality because bonds have priority for claims on interest and principal. Thus, after-tax yields on preferred stocks are typically higher than those on bonds. And, as noted earlier, because most preferred stocks have no stated redemption date, their effective maturities are even longer than those of long-term bonds, heightening their sensitivity to interest rates. It should go without saying that this interest rate relationship works the other way too. When rates are rising, preferred stocks tend to suffer greater price declines than bonds of all maturities.

IN SUMMARY

Over the past several years-indeed, for most of the 1990s--fixed-income investors have enjoyed returns that are above their long-term averages, thanks to a general decline in interest rates. It's safe to say that these good times cannot last forever and that future returns are likely to be lower than those earned over the recent past.

     A balanced investment program that combines fixed-income funds with stock funds and money market funds can help investors "stay the course" toward their investment objectives, whether the financial markets provide smooth or stormy sailing. For corporations, Vanguard Preferred Stock Fund can play an important role in the fixed-income portion of an investment portfolio, providing a relatively high level of income that qualifies for the 70% tax deduction.



/a/ JOHN C. BOGLE                                         /s/JOHN J. BRENNAN

John C. Bogle                                             John J. Brennan
Senior Chairman                                           Chairman and
                                                          Chief Executive Officer
May 13, 1998

--------------------------------------------------------------------------------
  Notice to Shareholders

  At a special meeting on May 1, 1998, shareholders of Vanguard Preferred Stock Fund overwhelmingly approved three proposals. The proposals and voting results were:


  1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. This change will reduce the amount of state taxes paid each year by some Vanguard funds. Vanguard Preferred Stock Fund will not realize any tax savings as a result of the change, but it will benefit from the efficiency of being organized the same way as other Vanguard funds. Approved by 96.58% of the shares voted, as follows:

                   -----------------------------------------
                        FOR        AGAINST        ABSTAIN
                   -----------------------------------------
                     17,112,009    235,179        370,487
                   -----------------------------------------

  2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. The change permits Vanguard Preferred Stock Fund to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if-and only if-it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of your Fund's investment program; it is a contingency arrangement for managing unusual cash flows. Approved by 93.28% of the shares voted, as follows:

                 --------------------------------------------
                       FOR        AGAINST          ABSTAIN
                 --------------------------------------------
                    16,527,210    674,555          515,910
                 --------------------------------------------

  2e. INVESTMENT LIMITATION CHANGES--INDUSTRY CONCENTRATION. The change restates Vanguard Preferred Stock Fund's industry concentration policy to allow it to take full advantage of available preferred stock offerings, which occur more frequently in the financial services and utilities industries. The Fund's new policy will be to invest more than 25% of assets in financial services companies and more than 25% of assets in utilities companies. Approved by 93.67% of the shares voted, as follows:

                  -------------------------------------------
                        FOR        AGAINST         ABSTAIN
                  -------------------------------------------
                     16,596,625    557,590         563,460
                  -------------------------------------------





                                       3
--------------------------------------------------------------------------------

================================================================================
THE MARKETS IN PERSPECTIVE
Six Months Ended April 30, 1998


Financial markets, it is said, don't like surprises. But when the surprises are positive--remarkably strong economic growth coupled with conspicuously tame inflation-the markets seem to cope quite nicely. So it was during the half-year ended April 30, when the good times kept rolling for U.S. stock and bond markets. The stock market produced half-year returns that would have been excellent even for a full year. The bond market, helped by lower interest rates, generated solid returns.


     Plentiful jobs--the nation's unemployment rate fell in April to a 28-year low of 4.3%--and rising wages clearly put American households in a buying mood. (The stock market's big gains, by pumping up millions of families' investment accounts, certainly didn't dampen spirits either.) With strong spending by consumers leading the way, the U.S. economy grew at an annual rate of about 4%, even after adjusting for inflation.

     Although most economists believe that sustained growth in excess of 3% is bound to be inflationary, evidence to support the theory has been scarce of late. Consumer prices rose just 0.6% during the six months, and the Consumer Price Index was up a relatively benign 1.4% for the 12 months ended April 30, 1998. Wholesale prices declined 1.2% during the past year. Stiff competitive pressure, including an increasing flow of imported products and materials, appears to be keeping the lid on prices, despite the bubbling economy.

     Economic troubles in Asia--where currency and banking crises are afflicting several nations--have resulted in lower prices for many imported goods and are being blamed by some U.S. companies for cutting into profits. But Asia's problems haven't spooked U.S. consumers and investors, and have only slightly slowed the domestic economy's powerful momentum.

--------------------------------------------------------------------
                                              TOTAL RETURNS
                                      PERIODS ENDED APRIL 30, 1998
                                    --------------------------------
                                      6 MONTHS    1 YEAR    5 YEARS*
--------------------------------------------------------------------
EQUITY
  S&P 500 Index                         22.5%     41.1%      23.2%
  Russell 2000 Index                    11.9      42.4       18.5
  MSCI EAFE Index                       15.6      19.2       10.4
--------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index            3.6%     10.9%       6.9%
  Lehman 10-Year Municipal Bond Index    2.5       9.0        6.6
  Salomon Brothers Three-Month
     U.S. Treasury Bill Index            2.6       5.3        4.9
--------------------------------------------------------------------
OTHER
  Consumer Price Index                   0.6%      1.4%       2.4%
--------------------------------------------------------------------

*Annualized.


U.S. EQUITY MARKETS

Wall Street sprinted to record heights during the half-year. The gains were broad-based, although the big blue chip stocks again led the way.
Large-capitalization stocks, as represented by the S&P 500 Index, returned 22.5%, nearly double the 11.9% return on the small-cap Russell 2000 Index.

     Lower interest rates supported stock prices by making interest-bearing investments relatively less attractive to investors looking for a place to put new cash. The good inflation news helped, too. Even so, the size of the market's gains was surprising in light of an evident slowing in the growth rate for corporate profits. Since November, analysts have been reducing their estimates of future corporate earnings, and actual profits reported for the January-March quarter were only modestly above those of first-quarter 1997. If corporate earnings growth does not accelerate, stocks may lose some of their allure.

     Health-care stocks were the market's best-performing sector during the period, as a number of hot-selling new drugs and exciting potential therapies heightened interest in pharmaceutical companies. Also, some health-maintenance organization stocks rebounded from depressed levels. The only sectors that didn't post double-digit gains during the half-year were integrated oil companies (up 9.5%) and the "other energy" group, which includes oil-services and exploration firms (down 3.5%). Lower energy prices--a key factor in inflation's good behavior--explained the weakness in energy stocks.

U.S. FIXED-INCOME MARKETS

Fixed-income investors earned the coupon rates on their bonds during the half-year, and saw a modest rise in the prices of their holdings, thanks to declining interest rates. The Lehman Aggregate Bond Index, a good measure of the overall market for taxable bonds, provided a 3.6% return for the six months, bringing its total return over the past 12 months to 10.9%, a superb inflation-adjusted return of 9.5%. The yield on the benchmark 30-year U.S. Treasury bond decreased from 6.15% on October 31, 1997, to 5.95% on April 30. A rate decline of 20 basis points in the face of such strong economic growth was possible because inflation--the enemy of the fixed-income investor--was so weak during the six months.

     Short-term interest rates also declined, although the Federal Reserve Board made no policy changes. The yield on 3-month U.S. Treasury bills fell from 5.20% on October 31 to 4.97% on April 30, at least partly because it became clear that the federal government would run a sizable budget surplus, which will reduce the Treasury's need to borrow and, therefore, reduce the supply of new Treasury securities.

INTERNATIONAL EQUITY MARKETS

Europe's stock markets were even hotter than Wall Street during the first half of fiscal 1998, while most Asian markets declined in U.S. dollar terms. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index gained 15.6% in U.S. dollar terms. The Index returned 21.3% in local currency terms, but a generally stronger U.S. dollar cut the result for U.S. investors.

     European markets were buoyed by a variety of factors and rose 33.6% in local-currency terms. The dollar's gains against European currencies diminished the return for U.S. investors only slightly to a still-exceptional 29.2%. The markets benefited from signs that the economic slump on the continent is ending, from evidence that corporate managements are adopting a U.S.-style emphasis on adding shareholder value, and from increasing confidence that the planned adoption of the euro--a single European currency--would begin as planned in January 1999.

     The Pacific region's experience was very different. Although some emerging markets (Malaysia, Thailand, South Korea) rebounded from their lows, stock returns for the region on balance fell 8.8% in U.S.-dollar terms. Japan, by far the Pacific Rim's largest market, was beset by economic recession and dropped 10.0%, while Hong Kong fell 9.6%. Investors in Tokyo were decidedly unimpressed with the Japanese government's program for reviving the economy and dealing with the problems of the nation's banking system.

      Emerging markets, as a group, returned 5.6% in dollar terms. Gains in Greece (50.0%), Hungary (30.1%), Brazil (16.6%), and Argentina (13.7%) more than offset weakness in Asian emerging markets, most notably Indonesia (down a stunning 61.4%).

================================================================================
REPORT FROM THE ADVISER

  For the six months ended April 30, 1998, Vanguard Preferred Stock Fund posted a total return of 5.0%, which exceeded the returns of both of our principal benchmarks: the average fixed-income mutual fund (3.5%) and the Merrill Lynch DRD-Eligible Preferred Stock Index (3.6%). For the 12 months ended April 30, our return was 13.2%, which also surpassed the returns of the average competing fund (10.1%) and the Index (8.1%).

AN OVERVIEW OF THE PERIOD

The fiscal year began last November with long-term Treasury yields at 6.15% and short-term rates at 5.20%. Six months later, long-and short-term interest rates are each lower by approximately 0.20 percentage point (20 basis points). This downward trend established a favorable environment for preferred stocks. The continued strength in preferred prices was also due in part to a technical shortage of new merchandise.

     This fiscal year, unlike others recently, did not begin with uncertainty surrounding a potential reduction of the corporate dividends-received deduction
(DRD). As of now, we know of no proposals to reduce the DRD from the existing 70% rate.

MARKET UPDATE

The half-year saw a continuing rise in the number of tenders and calls for older preferreds, which issuers are refinancing with cash or with new issues of non-DRD-eligible trust preferreds. Traditional DRD-eligible preferred-stock financing remains a relatively expensive means for companies to seek capital.

     The concern in the preferred market is this lack of new supply. If cash flow into the preferred-stock market should accelerate, there will probably be a short-term shortage of DRD-eligible securities. However, such a situation would probably cause the yield on preferreds to decline (and prices to rise) which, in turn, would prompt new issuance. Freddie Mac (the Federal Home Loan Mortgage Corporation) recently issued a new preferred at a gross yield 90 basis points below that of 30-year Treasury bonds, a relatively low rate. The federally sponsored agency was probably able to arbitrage its low-cost liability into a higher-yielding asset. Other issuers may follow this example if the shortage of new issuance drives preferred-stock valuations to excessive levels.

     While the federal budget deficit is disappearing--thereby making new sources of revenue a less-urgent priority for lawmakers--the possible lowering of the DRD is still a threat. The market is demanding that new DRD-eligible preferred issues come with protection against such a reduction. The prospectus of a "DRD-protected issue" states that if the DRD is lowered, the dividend will increase so that the investor is left whole on an after-tax basis with respect to income. We view this protection as necessary insurance against a change in tax laws that could severely hurt prices for preferred stocks. However, the protection usually expires 18 months after the preferred is issued.

     Preferreds have become more expensive versus long-term Treasuries. The current after-tax yield spread for "a"-rated perpetual utility preferreds versus the 30-year Treasury is 114 basis points, only about half of the ten-year average spread of 222 basis points.

     Preferreds have also become expensive versus municipal bonds. Compared with muni bonds, preferreds have provided an average of 87 basis points of extra after-tax yield over the last ten years. Today, however, their after-tax yields are 13 basis points lower than yields on municipals.

INVESTMENT GOALS AND STRATEGY

The Fund's investment goals and strategy are consistent with those put in place at its start in 1975. The Fund's objective is to provide sustainable, tax-advantaged income by holding investment-grade preferreds. Relatively high-quality preferred stocks are purchased with the goal of qualifying all of the Fund's dividends for the 70% corporate DRD. We achieved total qualification in fiscal year 1997, as we have in all previous years, and we expect to qualify in fiscal 1998.

     The risk to the Fund's net asset value from a reduction in the DRD can be mitigated marginally through investment in DRD-protected securities. The risk to the Fund from rising long-term interest rates is constant. However, we can attempt to control income risk and variability by investing in the securities of high-quality companies whose preferred stocks come with call protection. Stability of income should also be strengthened by the Fund's broad diversification; it owned preferred stocks of 48 issuers as of April 30, 1998.

     The Fund's credit-quality breakdown is as follows: cash and Treasuries (4%), aa (25%), a (52%), and baa (19%). As of April 30, 39% of the Fund is concentrated in the electric-utility industry through securities of 26 utilities. This represents our largest industry exposure, though the weighting is down 5 percentage points since October 31, 1997. The market is engineering a gradual diversification away from utilities and toward financial services. Because there are high-quality banks, insurers, brokerage firms, and other financial-service issuers in the market, this transition is not causing a reduction in the overall credit quality of the Fund's holdings or the market in general.

Earl E. McEvoy, Senior Vice President
Wellington Management Company, LLP

May 7, 1998

INVESTMENT PHILOSOPHY

This Fund is managed in the interest of corporations able to use the 70% "intercorporate dividends-received" deduction under federal tax law. The adviser believes that the Fund can provide a relatively high and sustainable level of income that qualifies for the deduction by investing primarily in dividend-paying, high-quality, preferred stocks. (Note: Individual investors are unable to use this tax deduction and are, therefore, not compensated for the interest-rate and credit risks inherent in the Fund.)

================================================================================
PORTFOLIO PROFILE
Preferred Stock Fund





This Profile provides a snapshot of the Fund's characteristics as of April 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.


PORTFOLIO CHARACTERISTICS
---------------------------------------------
                      PREFERRED MERRILL LYNCH
                         STOCK         INDEX*
---------------------------------------------
Number of Stocks            62            67
Yield                     5.2%          5.4%
Average Coupon            6.5%          7.3%
Average Quality             a1            a2
Turnover Rate            42%**             -
Expense Ratio          0.36%**             -
Cash Reserves             1.1%             -

*Merrill Lynch DRD-Eligible Preferred Stock Index.
**Annualized.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Treasury/Agency                      4.1%
aaa                                  0.0
aa                                  24.9
a                                   52.3
baa                                 18.7
ba                                   0.0
b                                    0.0
Not Rated                            0.0
-----------------------------------------------
Total                              100.0%

DISTRIBUTION BY COUPON (% OF PORTFOLIO)
-----------------------------------------
Less than 4.0%                       0.2%
4.0 to 5.0                           2.7
5.0 to 6.0                          20.5
6.0 to 7.0                          53.3
7.0 to 8.0                          23.3
8.0 to 9.0                           0.0
9.0 to 10.0                          0.0
Greater than 10.0                    0.0
-----------------------------------------
Total                              100.0%

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
Travelers Group Inc.                 4.9%
Federal Home Loan Mortgage Corp.     4.6
Republic New York Corp.              4.6
J. P. Morgan & Co., Inc.             4.5
Fleet Financial Group                4.3
ABN-AMRO North America               4.0
Heller Financial, Inc.               3.9
Baltimore Gas & Electric Co.         3.7
Florida Power & Light Co.            3.4
Bear, Stearns Cos., Inc.             3.4
--------------------------------------------
Top Ten                             41.3%

SECTOR DIVERSIFICATION (% OF PREFERRED STOCKS)
----------------------------------------------------------------------------
                                   APRIL 30, 1997          APRIL 30, 1998
                                --------------------------------------------
                                   PREFERRED STOCK        PREFERRED STOCK
                                --------------------------------------------
Auto & Transportation                    4.6%                   0.5%
Consumer Discretionary                   0.0                    0.0
Consumer Staples                         2.4                    0.0
Financial Services                      47.0                   59.4
Health Care                              0.0                    0.0
Integrated Oils                          0.0                    0.0
Other Energy                             0.0                    0.0
Materials & Processing                   0.0                    0.2
Producer Durables                        0.0                    0.0
Technology                               0.2                    0.5
Utilities                               45.8                   39.4
Other                                    0.0                    0.0
----------------------------------------------------------------------------

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa indicating the most creditworthy issuers.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.

DISTRIBUTION BY COUPON. A breakdown of the securities in a portfolio according to coupon rate-the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is, and the less susceptible to a price decline stemming from the problems of a particular company.

SECTOR DIVERSIFICATION. The percentage of preferred stocks from issuers in each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

================================================================================
PERFORMANCE SUMMARY



All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely, so an investment in the Fund could lose money.



PREFERRED STOCK FUND
TOTAL INVESTMENT RETURNS: OCTOBER 31, 1977 APRIL 30, 1998
---------------------------------------------------------
                  PREFERRED STOCK FUND        MERRILL LYNCH
                                                  INDEX*
FISCAL     CAPITAL        INCOME      TOTAL       TOTAL
YEAR       RETURN         RETURN     RETURN      RETURN
---------------------------------------------------------
1978        -6.7%           8.3%       1.6%       -2.2%
1979        12.2            8.1       -4.1        -4.9
1980        -9.1           10.3        1.2        -3.4
1981       -10.9           11.4        0.5        -3.7
1982        17.5           18.6       36.1        27.0
1983         1.5           11.9       13.4        16.6
1984         6.9           12.5        5.6         5.3
1985         9.7           14.2       23.9        23.4
1986        20.7           11.9       32.6        37.9
1987       -17.8            7.2      -10.6        -3.8
1988         0.5           11.9       12.4         8.7
1989         8.6            7.2       15.8        14.5
1990        -4.6            8.9        4.3        -3.1
1991        10.2           10.6       20.8        28.8
1992         2.9            8.4       11.3        13.5
1993         7.2            8.4       15.6        10.4
1994       -15.2            6.7       -8.5        -5.0
1995        15.1            8.7       23.8        18.0
1996         0.6            7.4        8.0         7.4
1997         5.2            7.2       12.4         8.8
1998**       1.7            3.3        5.0         3.6
---------------------------------------------------------

 *S&P Preferred Index through March 1989; Merrill Lynch Perpetual Preferred
  Index through January 1997; Merrill Lynch DRD-Eligible Preferred Stock Index thereafter.

 **Six months ended April 30, 1998.

 See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998*
--------------------------------------------------------------------------------------
                                                                      10 YEARS
                                 INCEPTION                   -------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------------
Preferred Stock Fund          12/3/1975     14.46%    9.35%    2.72%     8.15%  10.87%
--------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

================================================================================
FINANCIAL STATEMENTS
April 30, 1998 (unaudited)





STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------
                                                             MARKET
                                                             VALUE*
PREFERRED STOCK FUND                           SHARES         (000)
--------------------------------------------------------------------
PREFERRED STOCKS (95.7%)
--------------------------------------------------------------------
AUTO & TRANSPORTATION (0.5%)
       General Motors Corp. 7.92%              66,300    $    1,736
                                                         -----------
FINANCIAL SERVICES (56.9%)
       BANKS--NEW YORK CITY (10.2%)
       Bankers Trust New York Corp.
        7.50%                                 150,000         3,778
       J. P. Morgan & Co., Inc. 6.625%        290,000        15,968
       Republic New York Corp. 5.715%         310,000        16,120

       BANKS--OUTSIDE NEW YORK CITY (14.5%)
 (1)   ABN-AMRO North America
        6.59%                                  13,000        14,185
       Comerica, Inc. 6.84%                   150,000         7,997
       Fleet Financial Group 6.75%            218,000        12,317
       Fleet Financial Group 7.25%            100,000         2,725
 (1)   LaSalle National Bank 6.46%              2,000         2,160
       PNC Bank Corp. 6.05%                   125,000         6,419
       Wells Fargo & Co. 6.59%                100,000         5,391

       FINANCE COMPANIES (6.3%)
       Beneficial Corp. $4.30                  82,950         6,470
       Beneficial Corp. 5.00%                  40,000         1,900
       Heller Financial, Inc. 6.687%          125,000        13,649

       FINANCIAL--MISCELLANEOUS (9.1%)
 -     Federal Home Loan Mortgage
        Corp. 5.00%                           250,000        12,094
       Federal Home Loan Mortgage
       Corp. 6.14%                             80,000         4,230
       Federal National Mortgage
        Assn. 6.45%                           165,800         8,829
       MBNA Corp. 7.50%                       250,000         6,750

       INSURANCE--PROPERTY--CASUALTY (7.1%)
 (1)   Hillbrook Insurance Co. 5.90%               75         7,730
       Travelers Group Inc. 6.365%            310,000        17,205

       SECURITIES BROKERS & SERVICES (9.7%)
 -     Bear, Stearns Cos., Inc. 5.72%         235,000        11,779
       Donaldson, Lufkin & Jenrette
        Inc. 5.30%                            231,400        11,645
       Morgan Stanley Group, Inc.
        7.75%                                 200,000        10,575
                                                         -----------
                                                            199,916
                                                         -----------
       MATERIALS & PROCESSING (0.2%)
       E.I. du Pont de Nemours & Co.
        3.50%                                  12,300           809
--------------------------------------------------------------------
       TECHNOLOGY (0.4%)
       International Business
        Machines Corp. 7.50%                   57,500         1,578
                                                         -----------
       UTILITIES--ELECTRIC (37.7%)
       Alabama Power Co. 6.40%                200,000         5,125
       Arizona Public Service 7.25%           150,000         3,778
       Baltimore Gas & Electric Co.
        6.70%                                  39,700         4,399
       Baltimore Gas & Electric Co.
        6.99%                                  35,000         3,992
       Baltimore Gas & Electric Co.
        7.125%                                 40,000         4,572
       Duke Energy Corp. 7.00%                  3,362           364
       Duke Energy Corp. 7.04%                  1,558           174
       Duke Energy Corp. 7.85%                 20,544         2,328
       Entergy Louisiana Inc. 4.16%             7,000           495
       Entergy Louisiana Inc. 4.44%             6,000           435
       Entergy Mississippi Inc. 4.92%          10,000           804

--------------------------------------------------------------------
                                                             MARKET
                                                             VALUE*
PREFERRED STOCK FUND                           SHARES         (000)
--------------------------------------------------------------------
       Florida Power & Light Co. 6.75%         10,000         1,130
       Florida Power & Light Co. 6.98%         95,000        10,829
       Idaho Power Co. 7.07%                   25,000         2,775
       Illinois Power Co. 7.75%                28,400         1,574
       Indianapolis Power & Light Co.
        5.65%                                  90,000         8,843
       Monongahela Power Co. 7.73%             50,000         5,700
       PECO Energy Co. $7.48                   50,000         5,762
       PP&L Resources, Inc. 6.75%              85,000         9,223
       PSI Energy Inc. 6.875%                  40,000         4,430
       Pacific Gas & Electric Co. 4.36%        11,800           230
       Pacific Gas & Electric Co. 5.00%        39,800           889
       Pacific Gas & Electric Co. 7.04%       150,000         4,144
       Puget Sound Energy Inc. 7.45%          240,000         6,750
       San Diego Gas & Electric Co.
        6.80%                                 140,000         3,937
       Savannah Electric & Power Co.
        6.64%                                 140,000         3,570
       Sierra Pacific Power Co. 7.80%         200,000         5,498
       South Carolina Electric & Gas
        Co. 6.52%                             100,000        11,150
       Southern California Edison Co.
        4.24%                                  14,200           269
       Southern California Edison Co.
        5.80%                                  10,800           271
       Texas Utilities Electric Co. $1.875     52,000         1,385
       Texas Utilities Electric Co. $4.76       3,786           314
       Texas Utilities Electric Co. $7.98      45,000         5,169
       Union Electric Co. $7.64                33,000         3,801
       Virginia Electric & Power Co.
        $6.98                                  60,000         6,849
       West Penn Power Co. 4.20%                5,000           377
       Wisconsin Public Service Corp.
        6.88%                                  10,000         1,129
                                                         -----------
                                                            132,464
                                                         -----------
--------------------------------------------------------------------
TOTAL PREFERRED STOCKS
  (COST $315,645)                                           336,503
--------------------------------------------------------------------

--------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
--------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (3.2%)
--------------------------------------------------------------------
U.S.Treasury Bond
  6.50%, 11/15/2026                          $  1,000         1,065
U.S. Treasury Note
  6.125%, 8/15/2007                            10,000        10,267
--------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (COST $11,333)                                             11,332
--------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.9%)
--------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.51%, 5/1/1998
  (COST $3,156)                                 3,156         3,156
--------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
  (COST $330,134)                                           350,991
--------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
====================================================================
Other Assets-Note C                                        $  1,706
Liabilities                                                  (1,128)
                                                         -----------
                                                                578
--------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------
Applicable to 34,015,367 outstanding
  shares of beneficial interest
  (unlimited authorization--no par value)                  $351,569
====================================================================
NET ASSET VALUE PER SHARE                                    $10.34
====================================================================

  *    See Note A in Notes to Financial Statements.

  - Non-Income-Producing Security. New issue that has not paid a dividend as of April 30, 1998.

 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, the aggregate value of these securities was $24,075,000, representing 6.8% of net assets.

--------------------------------------------------------------------
AT APRIL 30, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------
                                              AMOUNT            PER
                                                (000)         SHARE
--------------------------------------------------------------------
Paid in Capital                              $326,956       $  9.61
Undistributed Net
       Investment Income                          240           .01
Accumulated Net Realized Gains                  3,516           .10
Unrealized Appreciation--Note E                20,857           .62
--------------------------------------------------------------------
NET ASSETS                                   $351,569        $10.34
====================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

----------------------------------------------------------------------------------------
                                                                   PREFERRED STOCK FUND
                                                        SIX MONTHS ENDED APRIL 30, 1998
                                                                                  (000)
----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                                     $  9,830
 Interest                                                                           421
                                                                               ---------
   Total Income                                                                  10,251
                                                                               ---------
 EXPENSES
   Investment Advisory Fee--Note B                                                  221
   The Vanguard Group--Note C
      Management and Administrative                                                 310
      Marketing and Distribution                                                     43
   Custodian Fees                                                                     2
   Auditing Fees                                                                      5
   Shareholders' Reports                                                             13
   Annual Meeting and Proxy Costs                                                     3
                                                                               ---------
      Total Expenses                                                                597
----------------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                            9,654
----------------------------------------------------------------------------------------
 REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                  5,346
----------------------------------------------------------------------------------------
 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES          992
----------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $15,992
========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------
                                                                    PREFERRED STOCK FUND
                                                         ----------------------------------
                                                            SIX MONTHS               YEAR
                                                                 ENDED              ENDED
                                                         APR. 30, 1998      OCT. 31, 1997
                                                                 (000)              (000)
-------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                     $    9,654          $  19,485
   Realized Net Gain                                              5,346              2,495
   Change in Unrealized Appreciation (Depreciation)                 992             13,731
                                                             -----------         ----------
      Net Increase in Net Assets Resulting from Operations       15,992             35,711
                                                             -----------         ----------
DISTRIBUTIONS
   Net Investment Income                                        (10,807)           (20,291)
   Realized Capital Gain                                             --                 --
                                                             -----------         ----------
      Total Distributions                                       (10,807)           (20,291)
                                                             -----------         ----------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                        57,116             86,381
   Issued in Lieu of Cash Distributions                           8,072             14,827
   Redeemed                                                     (38,923)           (82,208)
                                                             -----------         ----------
      Net Increase from Capital Share Transactions               26,265             19,000
-------------------------------------------------------------------------------------------
   Total Increase                                                31,450             34,420
-------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                          320,119            285,699
                                                             -----------         ----------
   End of Period                                               $351,569           $320,119
===========================================================================================
(1)Shares Issued (Redeemed)
   Issued                                                         5,520              8,822
   Issued in Lieu of Cash Distributions                             786              1,514
   Redeemed                                                      (3,764)            (8,395)
                                                             -----------         ----------
      Net Increase in Shares Outstanding                          2,542              1,941
===========================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

----------------------------------------------------------------------------------------------------------------
                                                                         PREFERRED STOCK FUND
   FOR A SHARE OUTSTANDING                     SIX MONTHS ENDED        YEAR ENDED OCTOBER 31,
   THROUGHOUT EACH PERIOD                        APRIL 30, 1998     1997      1996     1995     1994      1993
----------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD                 $10.17   $  9.67      $9.61    $8.35    $9.99     $9.32
----------------------------------------------------------------------------------------------------------------
   INVESTMENT OPERATIONS
    Net Investment Income                                  .30        .63       .69      .66      .66      .690
    Net Realized and Unrealized Gain (Loss)
       on Investments                                      .20        .53       .04     1.25    (1.46)     .685
                                                        --------------------------------------------------------
       Total from Investment Operations                    .50       1.16       .73     1.91     (.80)    1.375
                                                        --------------------------------------------------------
   DISTRIBUTIONS
    Dividends from Net Investment Income                  (.33)      (.66)     (.67)    (.65)    (.70)    (.705)
    Distributions from Realized Capital Gains               --         --        --       --     (.14)       --
                                                        --------------------------------------------------------
       Total Distributions                                (.33)      (.66)     (.67)    (.65)    (.84)    (.705)
----------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                       $10.34     $10.17     $9.67    $9.61    $8.35     $9.99
================================================================================================================
   TOTAL RETURN                                          4.96%    12.44%      8.04%   23.79%   -8.45%    15.56%
================================================================================================================
   RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                  $352      $320       $286     $308     $305      $392
    Ratio of Total Expenses to
       Average Net Assets                               0.36%*      0.37%     0.39%    0.52%    0.51%     0.53%
    Ratio of Net Investment Income to
       Average Net Assets                               5.71%*     6.41%      7.23%    7.43%    7.27%     6.77%
    Portfolio Turnover Rate                               42%*       34%        31%      20%      27%       45%
    Average Commission Rate Paid                          --**    $.0600     $.0600      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------

    *Annualized.

   **The Fund had no transactions on which commissions were charged.

NOTES TO FINANCIAL STATEMENTS

Vanguard Preferred Stock Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.


B. Wellington Management Company, LLP provides investment advisory services to the Fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended April 30, 1998, the advisory fee represented an effective annual rate of 0.13% of the Fund's average net assets.


C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At April 30, 1998, the Fund had contributed capital of $20,000 to Vanguard (included in Other Assets), representing 0.1% of Vanguard's capitalization. The Fund's Trustees and officers are also Directors and officers of Vanguard.


D. During the six months ended April 30, 1998, the Fund purchased $81,869,000 of investment securities and sold $59,630,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $13,580,000 and $10,659,000, respectively.

    At October 31, 1997, the Fund had available a capital loss carryforward of $1,778,000 to offset future net capital gains through October 31, 2003.

E. At April 30, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $20,857,000, consisting of unrealized gains of $21,336,000 on securities that had risen in value since their purchase and $479,000 in unrealized losses on securities that had fallen in value since their purchase.

================================================================================
TRUSTEES AND OFFICERS
================================================================================

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing
Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

================================================================================
OTHER FUND OFFICERS
================================================================================

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

================================================================================
OTHER VANGUARD OFFICERS
================================================================================
R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.



 "Standard & Poor's ," "S&P ," "S&P 500 ," "Standard & Poor's 500," and "500"
    are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
      is the owner of trademarks and copyrights relating to the Russell
       Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of
                             Wilshire Associates.

================================================================================
VANGUARD FAMILY OF FUNDS
================================================================================
STOCK FUNDS

Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Mid Capitalization Stock
     Portfolio
   Small Capitalization Growth
     Stock Portfolio
   Small Capitalization Stock
     Portfolio
   Small Capitalization Value
     Stock Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

MONEY MARKET FUNDS

Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio

BOND FUNDS

Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)

BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

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Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q382-4/1998
(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.